EXHIBIT 32
                                                                      ----------

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Theodore A. Boutacoff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of IRIDEX Corporation on Form 10-Q for the fiscal quarter ended September 27, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of IRIDEX Corporation.



                                     By:     /s/ Theodore A. Boutacoff
                                            ------------------------------------
                                     Name:  Theodore A. Boutacoff
                                     Title: Chief Executive Officer

Date: November 12, 2003

     I, Larry Tannenbaum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of IRIDEX Corporation on Form 10-Q for the fiscal quarter ended September 27, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of IRIDEX Corporation.

                                     By:     /s/ Larry Tannenbaum
                                            ------------------------------------
                                     Name:  Larry Tannenbaum
                                     Title: Chief Financial Officer

Date: November 12, 2003


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